Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of April 22, 2020, by and among:

AMERICAN EAGLE OUTFITTERS, INC., a Delaware corporation (the “Company”);

Each of the other Borrowers and other Loan Parties referred to on the signature pages hereof (collectively, with the Company, the “Loan Parties”);

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Agent”) for the Credit Parties; and

the Lenders referred to on the signature pages hereof.

WITNESSETH:

A. Reference is made to a certain Amended and Restated Credit Agreement, dated as of January 30, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among (i) the Company, (ii) the other Loan Parties from time to time party thereto, (iii) the Lenders from time to time party thereto, and (iv) the Agent. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Credit Agreement.

B. The Loan Parties, the Agent, and the Lenders have agreed to amend certain terms and conditions of the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

AMENDMENTS TO CREDIT AGREEMENT.

Section 1.1 Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

““Convertible Notes” means up to $500 million in aggregate principal amount of convertible senior notes issued by the Company on or after the date hereof.”

Section 1.2 Section 1.01 of the Credit Agreement is hereby amended by amending and restating, in its entirety, the definition of “Equity Interests” as follows:

““Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing; provided that notwithstanding the foregoing or anything to the contrary provided herein, in no event shall the Convertible Notes constitute an Equity Interest.”

Section 1.3 Section 6.01 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (v) thereof, (ii) replacing the period at the end of clause (w) thereof with “; and” and (iii) inserting the following new clause (x) immediately after clause (w) thereof:

“(x) unsecured Indebtedness in respect of the Convertible Notes, so long as all such Indebtedness incurred in respect of the Convertible Notes shall have a stated maturity date that is at least ninety-one (91) days after the Maturity Date.”

Section 1.4 Section 6.08(b) of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (vii) thereof, (ii) replacing the period at the end of clause (viii) thereof with “; and” and (iii) inserting the following new clause (ix) immediately after clause (viii) thereof:

“(ix) agreements to pay or make, directly or indirectly, any payment or distribution in respect of the Convertible Notes.”

Section 1.5 Section 7(g)(i) of the Credit Agreement is hereby amended by adding, immediately prior to the comma at the end of the proviso thereof, “or to any event or condition under or in respect of the Convertible Notes that permits the holder or holders of the Convertible Notes or any trustee or agent on its or their behalf to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity”.

ARTICLE 2

CONDITIONS TO EFFECTIVENESS.

Section 2.1 Conditions Precedent to Effectiveness. This Amendment shall be effective when each of the following conditions shall be satisfied (the date of such effectiveness, the “Amendment Effective Date”):

(a) the Agent shall have received each of the following, each of which shall be originals, telecopies, other electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail), subject to Section 9.06 of the Credit Agreement (followed promptly by originals) unless otherwise specified or permitted by the Credit Agreement:

(i) this Amendment, duly executed by the Borrowers, the Loan Parties, the Agent, and Lenders constituting the Required Lenders;

(ii) a certificate signed by a Responsible Officer of the Borrowers certifying that (1) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects with the same effect as though made on and as of the Amendment Effective Date (except that (A) any representation or warranty which by its terms is made as of a specified date are true and correct in all material respects only as of such specified date, and (B) any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects), (2) no Default or Event of Default exists as of the Amendment Effective Date; and (3) the execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary organizational action and do not and will not (i) violate any Requirement of Law applicable to any Loan Party or any Subsidiary; or (ii) violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, except to the extent such violation, default, or payment, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and

(b) all reasonable and documented expenses incurred by the Administrative Agent in connection with the preparation and negotiation of this Amendment (including the reasonable and documented fees and expenses of counsel to the Administrative Agent) that have been invoiced at least two Business Days prior to the date hereof shall have been paid in full by the Borrowers as and to the extent required to be paid by, and in accordance with, the terms of Section 9.03 of the Credit Agreement.

ARTICLE 3

MISCELLANEOUS.

Section 3.1 This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. This Amendment shall be valid, binding and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an original, manual signature, or (ii) a faxed, electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or photocopied manual signature. Each faxed, electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature and shall include the relevant certificate of completion for the relevant notice of update.

Section 3.2 This Amendment constitutes the entire contract among the parties hereto relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

Section 3.3 Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 3.4 This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, without giving effect to the conflicts of laws principles thereof.

Section 3.5 The Credit Agreement and the other Loan Documents, after giving effect to this Amendment, shall be and remain in full force and effect in accordance with their terms as amended hereby and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any other Credit Party under the Credit Agreement or any other Loan Document, as in effect prior to the date hereof. Each Loan Party hereby ratifies and confirms in all respects all of its obligations under the Loan Documents to which it is a party, as amended hereby, and each Loan Party hereby ratifies and confirms in all respects any prior grant of a security interest under the Loan Documents to which it is a party, as amended hereby.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first above written.

BORROWERS:

AMERICAN EAGLE OUTFITTERS, INC.
RETAIL DISTRIBUTION EAST LLC
RETAIL DISTRIBUTION WEST LLC

By:	/s/ David Ovis

Name: David Ovis
Title: Vice President

AEO MANAGEMENT CO.
AE OUTFITTERS RETAIL CO.
AE RETAIL WEST LLC
AEO REALTY CO LLC
AE DIRECT CO. LLC
AMERICAN EAGLE OUTFITTERS CANADA
CORPORATION/CORPORATION DE VETEMENTS SPORT AMERICAN EAGLE CANADA

By:	/s/ David Ovis

Name: David Ovis
Title: President

RETAIL ROYALTY COMPANY

By:	/s/ Michael Rempell

Name: Michael Rempell
Title: President

BLUE STAR IMPORTS, L.P.

By:	/s/ Bethany Glassbrenner

Name: Bethany Glassbrenner
Title: Treasurer

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

OTHER LOAN PARTIES:

AEO INTERNATIONAL CORP.
AE CORPORATE SERVICES CO.
AEO ISRAELI SERVICES CO.
LINMAR REALTY COMPANY II LLC
AE ADMIN SERVICES CO LLC
AE HOLDINGS CO.
AEH HOLDING COMPANY
BLUE STAR IMPORTS, LTD.
AMERICAN EAGLE CDN HOLD CO
BSI IMPORTS COMPANY, LLC
BLUE HEART ENTERPRISES LLC
AE NORTH HOLDINGS CO.

By:	/s/ David Ovis

Name: David Ovis
Title: President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

AGENT:

PNC BANK, NATIONAL ASSOCIATION,
individually as Administrative Agent and a Lender

By:	/s/ Michael Etienne

Name: Michael Etienne
Title: SVP

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Devin Roccisano

Name: Devin Roccisano
Title: Executive Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By:	/s/ Michael Tam

Name: Michael Tam
Title: Authorized Officer

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Christine Hutchinson
Name: Christine Hutchinson
Title: Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., CANADA BRANCH

By:	/s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]